UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  DC 20549

__________________________________________________

FORM 8‑K

__________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 10, 2013

__________________________________________________

I.R.S.

CommissionRegistrant, State of IncorporationEmployer

File NumberAddress and Telephone NumberIdentification No.

1-9052DPL Inc.31-1163136

(An Ohio corporation)

1065 Woodman Drive

Dayton, Ohio 45432

937-224-6000

1-2385THE DAYTON POWER AND LIGHT COMPANY31-0258470

(An Ohio Corporation)

1065 Woodman Drive

Dayton, Ohio 45432

937-224-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

On May 10, 2013, the following three credit agreements were entered into by DPL Inc. (“DPL”) or DPL’s principal subsidiary, The Dayton Power and Light Company (“DP&L”), as applicable:

1.   On May 10, 2013, DPL entered into a credit agreement among DPL, PNC Bank, National Association (“PNC Bank”), as administrative agent, Fifth Third Bank and U.S. Bank, National Association (“US Bank”), as co-syndication agents, Bank of America, N.A. (“Bank of America”), as documentation agent, and other lenders party to the credit agreement (the “PNC Bank Credit Agreement”).  In addition to PNC Bank, Fifth Third Bank, US Bank and Bank of America, the lenders currently include, Morgan Stanley Bank, N.A. (“Morgan Stanley Bank”), Morgan Stanley Senior Funding, Inc., The Huntington National Bank (“Huntington Bank”), BMO Harris Bank, N.A. (“BMO Harris Bank”), Regions Bank, and Mega International Commercial Bank Co., Ltd, Chicago Branch (“Mega International Commercial Bank”).

The PNC Bank Credit Agreement provides for $200 million in funds that may be borrowed, on an unsecured basis, by DPL in one draw down.  Funds borrowed under the PNC Bank Credit Agreement may be used for general corporate purposes and must be repaid no later than May 10, 2018.  On May 10, 2013, DPL borrowed $200 million in one draw down under the PNC Bank Credit Agreement to apply toward payment in full of the 2011 PNC Bank Credit Agreement as described in Item 1.02 below.

Funds borrowed under the PNC Bank Credit Agreement may be prepaid at any time and must be prepaid upon certain circumstances in connection with the issuance of additional debt or equity by DPL or with the sale of property or assets by DPL or its subsidiaries.  The PNC Bank Credit Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, two financial covenants.  The first financial covenant requires DPL’s consolidated total debt to consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”) not to exceed (i) 8.50 to 1.00 as of the end of any fiscal quarter of DPL during the period June 30, 2014 to December 31, 2014, (ii) 8.00 to 1.00 as of the end of any fiscal quarter of DPL during the period March 31, 2015 to December 31, 2016, and (iii) 7.50 to 1.00 as of the end of any fiscal quarter of DPL during the period March 31, 2017 to March 31, 2018; and the second financial covenant requires DPL’s consolidated EBITDA to consolidated interest charges to be not less than (i) 2.00 to 1.00 as of the end of any fiscal quarter of DPL during the period June 30, 2013 to December 31, 2014, (ii) 2.10 to 1.00 as of the end of any fiscal of DPL during the period March 31, 2015 to December 31, 2016, and (iii) 2.25 to 1.00 as of the end of any fiscal quarter during the period March 31, 2017 to March 31, 2018, all as determined in accordance with the terms of the PNC Bank Credit Agreement.

DPL has agreed to pay interest on outstanding borrowings under, and as determined in accordance with, the PNC Bank Credit Agreement, and to pay customary administrative agent and other fees.

The foregoing description of the PNC Bank Credit Agreement is qualified in its entirety by reference to the PNC Bank Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

2.  On May 10, 2013, DPL entered into a credit agreement among DPL, US Bank, as administrative agent, swing line lender and a letter of credit issuer, Fifth Third Bank and PNC Bank, as co-syndication agents, Bank of America, as documentation agent, and other lenders from time to time party to the credit agreement (the “US Bank Credit Agreement”).  In addition to US Bank, Bank of America, Fifth Third Bank and PNC Bank, the lenders currently include Morgan Stanley Bank, Huntington Bank, BMO Harris Bank, Regions Bank, and Mega International Commercial Bank.

The US Bank Credit Agreement provides, on an unsecured basis, for revolving loans, swing line loans and letters of credit.  The maximum principal amount of all revolving loans, swing line loans and letters of credit available under the US Bank Credit Agreement may not exceed $100 million at any one time.  Letters of credit are subject to a sub-limit not to exceed $100 million at any one time, and swing line loans are subject to a sub-limit not to exceed $10 million at any one time.  Subject to customary conditions and the approval of any lender whose commitment would be increased, DPL has the option to increase the maximum principal amount available under the US Bank Credit Agreement by up to an additional $50 million, for a total maximum available amount of $150 million.  None of the lenders under the US Bank Credit Agreement has committed at this time or is obligated to provide any such increase in the commitments.  Funds may be prepaid at any time and DPL has the right to permanently reduce or terminate the lenders’ commitments provided for under the US Bank Credit Agreement.

Funds provided under the US Bank Credit Agreement may be used for general corporate purposes.  Unless the lenders’ commitments are terminated earlier in accordance with the US Bank Credit Agreement, the revolving loans and swing line loans provided for under the US Bank Credit Agreement are available until May 10, 2018, and letters of credit provided for under the US Bank Credit Agreement are available until seven days prior to that date.  DPL has agreed to pay interest on outstanding revolving loans, swing line loans and letters of credit as determined in accordance with the US Bank Credit Agreement, and to pay unused commitment fees and customary administrative agent, letter of credit and other fees.  On May 10, 2013, DPL borrowed $50 million under the US Bank Credit Agreement to apply toward payment in full of the 2011 PNC Bank Credit Agreement as described in Item 1.02 below.

The US Bank Credit Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, two financial covenants.  The first financial covenant requires DPL’s consolidated total debt to consolidated EBITDA not to exceed (i) 8.50 to 1.00 as of the end of any fiscal quarter of DPL during the period June 30, 2014 to December 31, 2014, (ii) 8.00 to 1.00 as of the end of any fiscal quarter of DPL during the period March 31, 2015 to December 31, 2016, and (iii) 7.50 to 1.00 as of the end of any fiscal quarter of DPL during the period March 31, 2017 to March 31, 2018; and the second financial covenant, requires DPL’s consolidated EBITDA to consolidated interest charges to be not less than (i) 2.00 to 1.00 as of the end of any fiscal quarter of DPL during the period June 30, 2013 to December 31, 2014, (ii) 2.10 to 1.00 as of the end of any fiscal of DPL during the period March 31, 2015 to December 31, 2016, and (iii) 2.25 to 1.00 as of the end of any fiscal quarter during the period March 31, 2017 to March 31, 2018, all as determined in accordance with the terms of the US Bank Credit Agreement.

The foregoing description of the US Bank Credit Agreement is qualified in its entirety by reference to the US Bank Credit Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

3.  On May 10, 2013, DP&L entered into a credit agreement among DP&L, Fifth Third Bank, as administrative agent, swing line lender and a letter of credit issuer, US Bank and PNC Bank, as co-syndication agents, Bank of America, as documentation agent, and other lenders from time to time party to the credit agreement (the “Fifth Third Bank Credit Agreement”).  In addition to Fifth Third Bank, Bank of America, US Bank, and PNC Bank, the lenders currently include Huntington Bank, BMO Harris Bank, Regions Bank, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), and Mega International Commercial Bank.

The Fifth Third Bank Credit Agreement provides, on an unsecured basis, for revolving loans, swing line loans and letters of credit.  The maximum principal amount of all revolving loans, swing line loans and letters of credit available under the Fifth Third Bank Credit Agreement may not exceed $300 million at any one time.  Letters of credit are subject to a sub-limit not to exceed $100 million at any one time, and swing line loans are subject to a sub-limit not to exceed $30 million at any one time.  Subject to customary conditions and the approval of any lender whose commitment would be increased, DP&L has the option to increase the maximum principal amount available under the Fifth Third Bank Credit Agreement by up to an additional $100 million, for a total maximum available amount of $400 million.  None of the lenders under the Fifth Third Bank Credit Agreement has committed at this time or is obligated to provide any such increase in the commitments.  Funds may be prepaid at any time and DP&L has the right to permanently reduce or terminate the lenders’ commitments provided for under the Fifth Third Bank Credit Agreement.

Funds provided under the Fifth Third Bank Credit Agreement may be used for general corporate purposes.  Unless the lenders’ commitments are terminated earlier in accordance with the Fifth Third Bank Credit Agreement, the revolving loans and swing line loans provided for under the Fifth Third Bank Credit Agreement are available until May 10, 2018, and letters of credit provided for under the Fifth Third Bank Credit Agreement are available until seven days prior to that date.  There are no outstanding revolving loans, swing line loans or letters of credit under the Fifth Third Bank Credit Agreement as of the date of this report.

The Fifth Third Bank Credit Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, two financial covenants.  The first financial covenant requires DP&L’s consolidated total debt to consolidated total capitalization not to exceed (i) 0.65 to 1.00 prior to completion of the separation of DP&L’s generation assets from its transmission and distribution assets in accordance with an order by the Public Utilities Commission of Ohio (the “Separation Transactions”), and (ii) 0.75 to 1.00 on and after the date of completion of the Separation Transactions; provided that, upon completion of the Separation Transactions, this financial covenant shall be suspended if and for so long as DP&L maintains an investment grade credit rating from at least one of a specified group of rating agencies.  The second financial covenant requires DP&L’s consolidated EBITDA to consolidated interest charges to be not less than 2.50 to 1.00.  DP&L has agreed to pay interest on any outstanding revolving loans, swing line loans and letters of credit as determined in accordance with the Fifth Third Bank Credit Agreement, and to pay unused commitment fees and customary administrative agent, letter of credit and other fees.

The foregoing description of the Fifth Third Bank Credit Agreement is qualified in its entirety by reference to the Fifth Third Bank Credit Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Each of the lenders party to the Fifth Third Bank Credit Agreement, other than JPMorgan Chase Bank, is also party to the PNC Bank Credit Agreement and US Bank Credit Agreement as described above.  JPMorgan Chase Bank also is party to existing reimbursement agreements (the “Existing Reimbursement Agreements”) with DP&L related to letters of credit issued by JPMorgan Chase Bank to secure DP&L’s obligations to repay $100 million in funds that DP&L borrowed from the Ohio Air Quality Development Authority on December 4, 2008, in connection with the authority’s issuance on that date of pollution control bonds due November 1, 2040.  These and other parties to the PNC Bank Credit Agreement, US Bank Credit Agreement and Fifth Third Bank Credit Agreement and/or their affiliates provide, have provided or may in the future provide other services, such as banking, cash management, custodial and general financing services, to DPL and/or its affiliates on commercial terms for which they have received, or may in the future receive, customary fees and expenses.

Item 1.02             Termination of a Material Definitive Agreement.

1.  In connection with DPL entering into the PNC Bank Credit Agreement described in Item 1.01 above, on May 10, 2013, DPL, without incurring any penalties, terminated the credit agreement, dated as of August 24, 2011, among DPL, the lending institutions named in the credit agreement and PNC Bank, as administrative agent (as amended by the First Amendment to Credit Agreement dated October 19, 2012, the “2011 PNC Bank Credit Agreement”).  The 2011 PNC Bank Credit Agreement had been scheduled to mature by its terms on August 24, 2014.

            The 2011 PNC Bank Credit Agreement had provided $425 million in funds available to be borrowed, on an unsecured basis, for general corporate purposes.  DPL had borrowed the entire $425 million available under the 2011 PNC Bank Credit Agreement as of the date of its termination.  At termination, DPL applied (i) $200 million borrowed under the PNC Bank Credit Agreement described in Item 1.01 above, (ii) $50 million borrowed under the US Bank Credit Agreement described in Item 1.01 above, and (iii) $175 million in cash to repayment in full of the 2011 PNC Bank Credit Agreement.

The foregoing description of the 2011 PNC Bank Credit Agreement is qualified in its entirety by reference to the 2011 PNC Bank Credit Agreement, a copy of which has been filed with the Securities and Exchange Commission as Exhibit 10.1 to DPL’s Report on Form 8-K filed on August 30, 2011, and the First Amendment to the 2011 PNC Bank Credit Agreement, a copy of which has been filed with the Securities and Exchange Commission as Exhibit 10.1 to DPL’s Report on Form 8-K filed on October 25, 2012, which are incorporated herein by reference.

2.  In connection with DPL entering into the US Bank Credit Agreement described in Item 1.01 above, on May 10, 2013, DPL, without incurring any penalties, terminated in whole the commitments available under the credit agreement, dated as of August 24, 2011, among DPL, the lending institutions named in the credit agreement and US Bank, as administrative agent, swing line lender and a letter of credit issuer (as amended by the First Amendment to Credit Agreement dated October 19, 2012, the “2011 US Bank Credit Agreement”).  The 2011 US Bank Credit Agreement had been scheduled to mature by its terms on August 24, 2014.

      The 2011 US Bank Credit Agreement had provided, on an unsecured basis, for revolving loans, swing line loans and letters of credit for general corporate purposes.  The maximum principal amount of all revolving loans, swing line loans and letters for credit that had been available under the 2011 US Bank Credit Agreement was $75 million at any one time.  In addition, swing loans had been subject to a sub-limit not to exceed $10 million at any one time.  There were no outstanding loans or letters of credit under the 2011 US Bank Credit Agreement at the time of its termination.

The foregoing description of the 2011 US Bank Credit Agreement is qualified in its entirety by reference to the 2011 US Bank Credit Agreement, a copy of which has been filed with the Securities and Exchange Commission as Exhibit 10.2 to DPL’s Report on Form 8-K filed on August 30, 2011, and the First Amendment to the 2011 US Bank Credit Agreement, a copy of which has been filed with the Securities and Exchange Commission as Exhibit 10.2 to DPL’s Report on Form 8-K filed on October 25, 2012, which are incorporated herein by reference.

3.  In connection with DP&L entering into the Fifth Third Bank Credit Agreement described in Item 1.01 above, on May 10, 2013, DP&L, without incurring any penalties, terminated in whole the commitments available under (i) the credit agreement, dated as of April 20, 2010, among DP&L, the lending institutions named in the credit agreement and Bank of America, as administrative agent and a letter of credit issuer (as amended on November 18, 2011 and April 11, 2013, the “Bank of America Credit Agreement”), and (ii) the credit agreement, dated as of August 24, 2011, among DP&L, the lending institutions named in the credit agreement and Fifth Third Bank, as administrative agent, swing line lender and a letter of credit issuer (the “2011 Fifth Third Bank Credit Agreement”).  The Bank of America Credit Agreement had been scheduled to mature by its terms on May 31, 2013, while the 2011 Fifth Third Bank Credit Agreement had been scheduled to mature by its terms on August 24, 2015.

            The Bank of America Credit Agreement had provided, on an unsecured basis, for revolving loans and letters of credit for general corporate purposes.  The maximum principal amount of all revolving loans and letters of credit that had been available under the Bank of America Credit Agreement was $200 million at any one time.  In addition, letters of credit had been subject to a sub-limit not to exceed $50 million at any one time.  Subject to customary conditions and the approval of any lender whose commitment would be increased, DP&L also had the option to increase the maximum principal amount available under the Bank of America Credit Agreement by up to an additional $50 million, for a total maximum available amount of $250 million.  There were no outstanding loans or letters of credit under the Bank of America Credit Agreement at the time of its termination.

            The 2011 Fifth Third Bank Credit Agreement had provided, on an unsecured basis, for revolving loans, swing line loans and letters of credit for general corporate purposes.  The maximum principal amount of all revolving loans, swing line loans and letters of credit that had been available under the 2011 Fifth Third Bank Credit Agreement was $200 million at any one time.  In addition, letters of credit had been subject to a sub-limit not to exceed $50 million at any one time, and swing line loans had been subject to a sub-limit not to exceed $30 million at any one time.  Subject to customary conditions and the approval of any lender whose commitment would be increased, DP&L also had the option to increase the maximum principal amount available under the 2011 Fifth Third Bank Credit Agreement by up to an additional $50 million, for a total maximum available amount of $250 million.  There were no outstanding loans or letters of credit under the 2011 Fifth Third Bank Credit Agreement at the time of its termination.

            Fifth Third Bank, which is a party to the PNC Bank Credit Agreement, US Bank Credit Agreement, Fifth Third Bank Credit Agreement as described in Item 1.01 above, and JPMorgan Chase Bank, which is a party to the Fifth Third Bank Credit Agreement and Existing Reimbursement Agreements as described in Item 1.01 above, were also lenders under the Bank of America Credit Agreement and 2011 Fifth Third Bank Credit Agreement.

The foregoing description of the Bank of America Credit Agreement is qualified in its entirety by reference to the Bank of America Credit Agreement, a copy of which has been filed with the Securities and Exchange Commission as Exhibit 10.1 to DP&L’s Report on Form 8-K filed on April 22, 2010 and is incorporated herein by reference.

The foregoing description of the 2011 Fifth Third Bank Credit Agreement is qualified in its entirety by reference to the 2011 Fifth Third Bank Credit Agreement, a copy of which has been filed with the Securities and Exchange Commission as Exhibit 10.3 to DP&L’s Report on Form 8-K filed on August 30, 2011, and is incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

            The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01            Financial Statements and Exhibits.

(d)            Exhibits.

10.1

Credit Agreement, dated as of May 10, 2013, among DPL Inc., PNC Bank, National Association, as Administrative Agent, Fifth Third Bank and U.S. Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., as Documentation Agent, and the other lenders party to the Credit Agreement

10.2

Credit Agreement, dated as of May 10, 2013, among DPL Inc., U.S. Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, Fifth Third Bank and PNC Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., as Documentation Agent, and the other lenders party to the Credit Agreement

10.3

Credit Agreement, dated as of May 10, 2013, among The Dayton Power and Light Company, Fifth Third Bank, as Administrative Agent, Swing Line Lender and an L/C Issuer, U.S. Bank, National Association and PNC Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., as Documentation Agent, and the other lenders party to the Credit Agreement

Safe Harbor Disclosure

This report contains forward-looking statements within the meaning of the Securities Act and of the Securities Exchange Act. Such forward-looking statements include, but are not limited to, those related to impairment charges and losses, cash flows, future earnings, growth and financial and operating performance.  Forward-looking statements are not intended to be a guarantee of future results, but instead constitute DPL’s and DP&L’s current expectations based on reasonable assumptions.  Forecasted financial information is based on certain material assumptions.  These assumptions include, but are not limited to, our accurate projections of future interest rates, commodity price and foreign currency pricing, continued normal levels of operating performance and electricity volume at our distribution companies and operational performance at our generation businesses consistent with historical levels, as well as achievements of planned productivity improvements and incremental growth investments at normalized investment levels and rates of return consistent with prior experience.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors.  Important factors that could affect actual results are discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in DPL’s and DP&L’s 2012 Annual Report on Form 10-K filed on February 26, 2013.  Readers are encouraged to read DPL’s and DP&L’s filings to learn more about the risk factors associated with DPL’s and DP&L’s businesses. DPL and DP&L undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Any security holder who desires a copy of DPL’s and DP&L’s 2012 Annual Report on Form 10-K with the SEC may obtain a copy (excluding Exhibits) without charge by addressing a request to the Office of the Corporate Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432.  Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made.  Copies of the Form 10-K may also be obtained by visiting DPL’s website at www.dplinc.com.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 16, 2013	DPL Inc.
The Dayton Power and Light Company

/s/ Michael S. Mizell
		Name: Title:	Michael S. Mizell Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
10.1

Credit Agreement, dated as of May 10, 2013, among DPL Inc., PNC Bank, National Association, as Administrative Agent, Fifth Third Bank and U.S. Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., as Documentation Agent, and the other lenders party to the Credit Agreement

E
10.2

Credit Agreement, dated as of May 10, 2013, among DPL Inc., U.S. Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, Fifth Third Bank and PNC Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., as Documentation Agent, and the other lenders party to the Credit Agreement

E
10.3

Credit Agreement, dated as of May 10, 2013, among The Dayton Power and Light Company, Fifth Third Bank, as Administrative Agent, Swing Line Lender and an L/C Issuer, U.S. Bank, National Association and PNC Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., as Documentation Agent, and the other lenders party to the Credit Agreement

E